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                                                                    Exhibit 10.3



                        JOINDER TO STOCKHOLDERS AGREEMENT


                  Each of the undersigned is a party to the Stock Purchase Agreement, dated as of April 18, 2000, by and among The Princeton Review, Inc. (the "Company") and the persons and entities listed on Exhibit A to that agreement, pursuant to which such undersigned persons and entities shall receive shares of the Company's Series A Preferred Stock.

                  By signing below, each of the undersigned hereby (i) acknowledges that it has received a copy of the Stockholders Agreement, dated as of April 1, 2000, by and between the Company and its stockholders (the "Stockholders Agreement") and (ii) agrees that it shall, upon the issuance of the shares of Series A Preferred Stock, automatically and without further action on its part or on the part of the Company become one of the Investors and Additional Stockholders and shall be subject to the provisions of the Stockholders Agreement. Each of the undersigned further agrees that its rights and obligations under each of Article I, II and III shall terminate upon the closing of an IPO which results in gross proceeds to the Company in excess of $30,000,000 and hereby waives any rights they may have to cause the Company or the Founder to enter into new agreements to preserve any such rights until the closing of an QIPO. Terms used by not defined herein shall have the meanings as are set forth in the Stockholders Agreement.


SGC PARTNERS II, LLC

By:      SG MERCHANT BANKING FUND L.P.,

         By:      SG CAPITAL PARTNERS L.L.C.,

                  By: /s/ Frank Pottow
                       Name: Frank Pottow
                        Title: Managing Director

OLYMPUS GROWTH FUND II, L.P.

By:      OGP III, LLC, its general partner

                  By: /s/ Louis J. Mischianti

                  Louis J. Mischianti
                  Member


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OLYMPUS EXECUTIVE FUND, L.P.

By:      OEF, L.P., its general partner
By:      LJM, L.L.C., a general partner

                  By: /s/ Louis J. Mischianti

                  Louis J. Mischianti
                  Member

AGREED AND ACCEPTED:

THE PRINCETON REVIEW, INC.


         By:/s/ John Katzman
                  John Katzman
                  President



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